Exhibit 10.3

AMENDMENT NO. 4 TO OTC LICENSE AGREEMENT

This Amendment No. 4 (the “Amendment”) to the OTC License Agreement dated October 17, 2006, as amended (the “License”), between MSD Consumer Care, Inc. (formerly known as Schering-Plough Healthcare Products, Inc.) (“MCC”) and Santarus, Inc. (“Santarus”) is made as of the last date of signature below (the “Effective Date”).

RECITALS

WHEREAS, MCC and Santarus desire to adjust the JSC meeting requirements to better reflect the Parties’ intentions; and

WHEREAS, MCC and Santarus desire to amend certain terms of the License to account for those circumstances, as set forth herein.

NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:

AGREEMENT

1. Amendment of Section 2.2. Section 2.2 of the License is hereby amended by deleting the second sentence (“The JSC shall meet in person, or in such other manner (e.g., by telephone or videoconference) and at such times as the Parties may mutually agree, provided that at least half the meetings per calendar year take place in person, and such in-person meetings shall alternate between the facilities of the Parties unless the JSC agrees otherwise”) in its entirety and replacing it with “The JSC shall meet by telephone or videoconference at such times as the Parties may mutually agree, unless the JSC agrees to conduct a face-to-face meeting at a mutually agreeable location.”

2. Miscellaneous.

a. THIS AMENDMENT AND THE LICENSE AS AMENDED BY THIS AMENDMENT SETS FORTH THE ENTIRE AGREEMENT AND UNDERSTANDING OF MCC AND SANTARUS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERCEDES ALL PRIOR DISCUSSIONS, AGREEMENTS AND WRITINGS IN RELATION THERETO. EXCEPT AS OTHERWISE SET FORTH IN THE LICENSE, THE PARTIES HAVE NOT RELIED ON ANY MATERIAL REPRESENTATIONS OR WARRANTIES IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

b. Except for the amendments set forth herein, all other terms and conditions of the License shall remain in full force and effect.

c. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the License.

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IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the Effective Date.

MSD CONSUMER CARE, INC.

By:	Nancy Miller-Rich
Name:	Nancy Miller-Rich
Title:	GVP, Global BD and New Ventures
Date:	9/15/11

SANTARUS, INC.

By:	/s/ Gerald T. Proehl
Name:	Gerald T. Proehl
Title:	President and CEO
Date:	9/23/11

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